Hussman Strategic International Equity Fund
(a series of Hussman Investment Trust)

Supplement to the Prospectus Dated November 1, 2010

IMPORTANT NOTICE REGARDING
CHANGE IN INVESTMENT POLICY

Hussman Strategic International Equity Fund (the “Fund”) currently has an investment policy that requires it to invest, under normal market conditions, at least 80% of its net assets in (i) equity securities of companies that derive a majority of their revenues or profits from, or have a majority of their assets in, a country or countries other than the U.S.; and (ii) shares of exchange traded funds and similar investment vehicles that invest primarily in the equity securities of such companies (“International Equity Securities”).  In order to enhance the ability of the Fund to implement hedging strategies during market conditions that are viewed as unfavorable by the investment manager, and to allow the Fund to maintain a sufficient portion of its assets in cash and money market securities as may be needed in connection with its hedging strategies, effective January 1, 2012 the Fund will no longer be subject to the foregoing investment policy.  However, the Fund will continue to invest principally in International Equity Securities.

In light of this change in investment policy, the name of the Fund will be changed, effective January 1, 2012, to “Hussman Strategic International Fund.”

The date of this Supplement is October 24, 2011.